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                                                                    EXHIBIT 99.2

                        JOHN ADAMS CONFERENCE CALL NOTES
                                  FIRST QUARTER
                                   MAY 8, 2003


         GOOD MORNING, I AM JOHN ADAMS AND WE APPRECIATE YOUR JOINING US.


         AT OUR LAST CONFERENCE CALL, I DISCUSSED OUR DEBT AND ITS AMORTIZATION WITH YOU. AS LIQUIDITY AND FINANCING FLEXIBILITY ARE SO IMPORTANT TODAY, I WILL GO INTO MORE DETAIL AND REVIEW OUR DEBT FROM THE PERSPECTIVE OF A BANKER OR CREDITOR.

         WHEN I LOOK AT OUR BALANCE SHEET, I SEPARATE OUR DEBT INTO 2 CATEGORIES OR BUCKETS - (1) OUR LEASING COMPANY DEBT AND (2) OUR CORPORATE DEBT.

         FIRST IS THE DEBT TIED TO OUR LEASING COMPANY. WE HAVE 2 TYPES OF FINANCING - OUR $170 MILLION EQUIPMENT TRUST CERTIFICATE AND OUR $200 MILLION LEASED RAILCAR WAREHOUSE FACILITY. IN FEBRUARY 2002, WE ISSUED $170MM ETC AT 7.755% WITH A MATURITY OF 2/15/09. THIS DEBT IS TOTALLY SUPPORTED BY THE LEASING INCOME FROM THE 5,174 RAILCARS SECURING THIS INDEBTEDNESS. THE LEASED RAILCARS COLLATERALIZING THIS DEBT SUPPORTS THE INTEREST PAYMENTS PLUS PROVIDES AN ADDITIONAL $10MM ANNUALLY IN FREE CASH TO THE PARENT AS NO PRINCIPAL PAYMENTS ARE REQUIRED UNTIL 2005.

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         THE OTHER INDEBTEDNESS OF OUR LEASING COMPANY IS THE $200MM COMMITTED
WAREHOUSE OR INTERIM RAILCAR LEASE FINANCING PROVIDED BY CSFB AND WACHOVIA. WE HAD $171 MILLION OUTSTANDING AS OF 3/31/03. THIS FINANCING FACILITY HAS WORKED VERY NICELY FOR US - AND I WOULD LIKE TO REVIEW IT WITH YOU. CSFB AND WACHOVIA AGREED LAST SUMMER TO LEND US UP TO $200MM TO FINANCE LEASED RAILCARS UNTIL A LARGE ENOUGH AMOUNT WAS BORROWED TO ACCESS THE LONG-TERM OR PERMANENT MARKET - SAY $150-$200MM. WE ARE TOLD THE $200 MILLION INTERIM FINANCING COULD EASILY BE INCREASED IF WE DESIRE. THE FACILITY HAS BEEN RATED A- BY S&P. SEVENTY-FIVE PERCENT OF THE FAIR MARKET VALUE OF THE RAILCAR IS FINANCED. WE WERE BORROWING $171 MILLION AT 3/31/03 AND ARE IN THE PROCESS OF DOING A SALE LEASEBACK NON-RECOURSE BORROWING WHICH WILL PAY DOWN THE WAREHOUSE AND REFUND TRINITY'S EQUITY OF 25% OR APPROXIMATELY $50MM. THIS SALE LEASEBACK WILL BE VERY SIMILAR TO ONE WE DID LAST YEAR. THE WAREHOUSE WILL THEN BE RENEWED AND USED AGAIN TO FINANCE OUR LEASED RAILCARS.

         THUS, IF YOU WERE TO LOOK AT THE LEASING COMPANY AS A STAND ALONE COMPANY, YOU WOULD SEE A LEASING COMPANY WITH 2 FINANCINGS OF $340 MILLION, A BOOK VALUE OF $640 MILLION AND A MARKET VALUE THAT WOULD EXCEED THAT NUMBER. CASH FLOW IS $52 MILLION. OUR LEASING COMPANY IS NOT AT ALL HEAVILY LEVERAGED. AS MOST OF YOU KNOW, MOST LEASING COMPANIES HAVE EQUITY MORE IN THE 20-30% RANGE. IF WE ELECTED, WE COULD ADD ADDITIONAL LEVERAGE, SELL AN EQUITY INTEREST, OR POSSIBLY SELL OR FINANCE THE


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UNENCUMBERED CARS OF APPROXIMATELY $130 MILLION. AS ONE INVESTMENT BANKER SAID
TO ME, "YOU HAVE A LOT OF FINANCING OPTIONS AND A LOT OF FLEXIBILITY".

         THE SECOND KIND OR BUCKET OF DEBT IS ATTRIBUTABLE TO OUR CORPORATE OR THE NON-LEASING PARTS OF OUR BUSINESS. WE ONLY HAD $150MM OUTSTANDING AT 3/31 AS WE HAD NO BORROWINGS UNDER OUR 2 YEAR REMAINING $275MM REVOLVING CREDIT. THE $150MM JUST MENTIONED DOES NOT MATURE UNTIL JUNE 2007. THE CASH FLOW OF OUR NON-LEASING BUSINESSES SUPPORTS THIS DEBT. OUR CORPORATE PRINCIPAL PAYMENTS ARE LESS THAN $1 MILLION EACH YEAR FOR 2003, 2004, AND 2005. SO WHEN YOU CONSIDER THE CORPORATE NON-LEASING DEBT AND COMPARE TO THE EQUITY AND CASH FLOW OF THE COMPANY, THE COMPANY IN MY OPINION IS NOT HIGHLY LEVERAGED AND CAN EASILY SERVICE ITS PRINCIPAL AND INTEREST.

         NOW WHILE THE DEBT MENTIONED PREVIOUSLY IS THE ONLY DEBT ON OUR BALANCE SHEET, WE DO HAVE A LEVERAGE LEASE OF $200MM - THIS AGAIN IS TOTALLY SUPPORTED BY THE OPERATING LEASE INCOME OF THE 3,356 RAILCARS SECURING THIS OFF BALANCE SHEET DEBT. IT IS RATED AA-. THE INCOME FROM THE LEASED RAILCARS COMFORTABLY COVER THE PRINCIPAL AND INTEREST.

         ALTHOUGH MOST OF OUR DEBT IS TIED TO RAILCARS UNDER LEASE, ONE CAN MISTAKENLY BELIEVE WE HAVE TOO MUCH DEBT FOR A MANUFACTURING COMPANY.


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BUT WE ARE NOT JUST A MANUFACTURING COMPANY - WE HAVE A LARGE CAPTIVE LEASING
SUBSIDIARY. WHEN YOU SEPARATE OUR DEBT INTO THE BUCKETS JUST MENTIONED, HOPEFULLY ONE CAN BETTER UNDERSTAND THE ASSETS AND CASH FLOW AND THUS THE LEVERAGE OF OUR COMPANY.

         NOW, JIM IVY WILL REVIEW OUR FIRST QUARTER RESULTS WITH YOU.